Rule 497(e)

File Nos. 2-51301 and

811-2940

SUPPLEMENT DATED OCTOBER 30, 2006

TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION OF SMITH BARNEY MONEY FUNDS—GOVERNMENT PORTFOLIO

DATED MAY 1, 2006*

The following supplements the Prospectus and Statement of Additional Information (“SAI”) of Smith Barney Money Funds-Government Portfolio. This Supplement supercedes the Supplement dated October 27, 2006 to the Prospectus and Statement of Additional Information of the fund.

The fund currently offers three classes of shares: Class A, Class C and Class Y (to be renamed Class I as of November 20, 2006). As of the close of business on November 10, 2006, Class C shares of the fund will be closed to all purchases, other than to existing shareholders in connection with the reinvestment of dividends. The fund will continue to offer Class A and Class Y shares on an ongoing basis.

Effective as of the close of business on November 17, 2006, all of the outstanding Class C shares of the fund will automatically convert to Class A shares of the fund at net asset value. Class A shares of the fund represent an interest in the same pool of assets as the Class C shares of the fund, and have the same investment objective and portfolio managers, but have lower overall operating expenses than the Class C shares. The Prospectus of the fund contains information about the fees and expenses, historical performance, exchange privileges and other features of the Class A shares. For a copy of the fund’s Prospectus, please call your Service Agent.

Shareholders of Class C shares will receive Class A shares with the same net asset value as their existing shares, but not necessarily the same number of shares. There will be no fees or commissions charged on the conversion. Class A shares received in connection with the conversion will not be subject to any contingent deferred sales charge, but will be subject to the ongoing fees and expenses associated with Class A shares, and may be exchanged for Class A shares of Legg Mason Partners Funds available for exchange at net asset value. No capital gain or loss will be recognized upon the conversion of shares. As a result of the class conversion described above, no shareholder fees or expenses attributable to your investment will increase, and any shareholder rights or privileges associated with your investment will remain unchanged.

Shareholders who currently own Class C shares, but who do not wish to have their shares automatically converted to Class A shares, should contact their Service Agent prior to the close of business on November 17, 2006. In that case, the shareholder’s Class C shares will be redeemed and shareholders will receive the net asset value of their shares next determined after receipt of the redemption order. Shareholders will be subject to any applicable contingent deferred sales charges payable at the time of such redemption. Capital gain or loss will be recognized upon the redemption of shares by shareholders who do not own their Class C shares in a tax-advantaged account.

Prior to the conversion, shareholders may continue to exercise their exchange privilege and exchange into any other Legg Mason Partners Fund that is available for exchange, as long as the exchange is initiated prior to the close of business on November 17, 2006. Of course, shareholders may redeem their shares at any time.

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* “Smith Barney” is a service mark of Citigroup Inc., licensed for use by Legg Mason, Inc. as the name of funds and an investment adviser. Legg Mason and its affiliates, as well as the fund’s investment manager, are not affiliated with Citigroup.

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